UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 2007
         ---------------------------------------------------------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


     Maryland                     001-09279                     13-3147497
     ---------------------------------------------------------------------
     (State or other         (Commission file No.)           (IRS Employer
      jurisdiction of                                            I.D. No.)
      incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
             (Address of principal executive offices)      (Zip code)

                                  516-466-3100
                                  ------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --       Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         --       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================
Item 1.01.        Entry into a Material Definitive Agreement.

On March 13, 2007, the registrant entered into the Compensation and Services Agreement (the "Compensation and Services Agreement"), effective as of January 1, 2007, with Majestic Property Management Corp. ("Majestic"). Majestic is wholly-owned by the registrant's chairman of the board and chief executive officer and certain of the registrant's executive officers are officers of Majestic and these executive officers receive compensation from Majestic.

Under the terms of the Compensation and Services Agreement, Majestic assumed the registrant's obligations to make payments to Gould Investors, L.P. and other affiliated entities pursuant to the Shared Services Agreement, by and among the registrant, Gould Investors, L.P. and such other affiliated entities (the "Shared Services Agreement"), and agreed to pay for the services of all affiliated executive, administrative, legal, accounting and clerical personnel that the registrant has previously utilized on a part-time (as needed) basis and for which the registrant had paid, as a reimbursement, an allocated portion of the payroll expenses of such personnel in accordance with the Shared Services Agreement. Since Majestic and its affiliates will pay for such personnel for the registrant, the registrant will no longer incur any allocated payroll expenses. The registrant's chairman of the board and chief executive officer is the chairman of the managing general partner of Gould Investors L.P., and the sole member of Gould Investors, L.P.'s other general partner.

Under the terms of the Compensation and Services Agreement, Majestic (or its affiliates) will continue to provide to the registrant certain property management services, property acquisition, sales and leasing counseling services and mortgage brokerage services that it has provided to the registrant in the past, and the registrant will not incur any fees or expenses to Majestic for such services except for the fees described below.

As consideration for Majestic paying for the services of such personnel and for property management services (including construction supervisory services), property acquisition, sales and property leasing counseling services and mortgage brokerage services, the registrant will pay Majestic an annual fee of $2,125,000 in 2007, in equal monthly installments. Majestic will credit against the fee payments due to it under the Compensation and Services Agreement any management or other fees received by it from any joint venture in which the registrant is a joint venture partner (exclusive of fees paid by the tenant in common on a property located in Los Angeles, California). In addition, the Compensation and Services Agreement provides for the compensation to the registrant's chairman to be increased from $50,000 to $250,000 and an additional payment to Majestic of $175,000 in 2007 for the registrant's share of all direct office expenses, such as rent, telephone, postage, computer services, internet usage, etc., previously allocated to the registrant under the Shared Services Agreement.

The annual payments the registrant makes to Majestic will be negotiated each year by the registrant and Majestic, and will be approved by the registrant's Audit Committee and the Company's independent directors. It is anticipated that the annual payments will be based upon the prior years' experience and a budget prepared by Majestic.


Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Shell Company Transactions.

                  Not applicable.

         (d)      Exhibits.

                  10.1.  Compensation and Services Agreement, effective as of
                      January 1, 2007, between One Liberty Properties, Inc. and Majestic Property Management Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONE LIBERTY PROPERTIES, INC.



Date:     March 14, 2007                By: /s/ Simeon Brinberg
                                            -----------------------
                                            Simeon Brinberg
                                            Senior Vice President

                                                                 Exhibit 10.1




                       COMPENSATION AND SERVICES AGREEMENT

                                   - between -


                          ONE LIBERTY PROPERTIES, INC.

                                      "OLP"


                                     - and -


                       MAJESTIC PROPERTY MANAGEMENT CORP.

                                   "Majestic"




                              as of January 1, 2007

                                         Compensation and Services Agreement

                  This COMPENSATION AND SERVICES AGREEMENT is made effective as of the 1st day of January, 2007, between ONE LIBERTY PROPERTIES, INC., a Maryland corporation ("OLP"), and MAJESTIC PROPERTY MANAGEMENT CORP., a Delaware corporation ("Majestic").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, OLP and Majestic are parties to that certain Shared Services Agreement dated as of January 1, 2002, by and between OLP, Majestic and other related entities, including Gould Investors L.P. and BRT Realty Trust (the "Shared Services Agreement").

         WHEREAS, OLP currently uses the services of the following persons (the "Non-Payroll Executives") in their respective capacities as shown below:

                Simeon Brinberg, Senior Vice President of OLP David W. Kalish, Senior Vice President and Chief Financial Officer of OLP
                Mark H. Lundy, Senior Vice President of OLP
                Karen Dunleavy, Vice President - Financial, and
                Treasurer of OLP
                Richard M. Figueroa, Vice President and Assistant
                Secretary of OLP
                Israel Rosenzweig, Senior Vice President of OLP Matthew J. Gould, Senior Vice President of OLP Jeffrey A. Gould, Senior Vice President of OLP Nancy Pokojny, Assistant Secretary of OLP
                Alysa Block, Assistant Treasurer of OLP
                Isaac Kalish, Senior Accountant of OLP
                Seth D. Kobay, President of Majestic
                Daniel L. Lembo, Vice President of Majestic
                Robert Huhem, Vice President of Majestic
                William Bouton, Vice President of Majestic
                Barbara Vernale, Vice President of Majestic

It is understood that the term "Non-Payroll Executives" as used herein shall mean the persons specifically listed above and the administrative and support staff to each of such persons listed above as well as the services of other persons involved in administration, bookkeeping and support activities for or on behalf of OLP who are not on the payroll of OLP.


         WHEREAS, OLP previously paid for services performed by the Non-Payroll Executives on behalf of OLP by way of allocated expense payments to various affiliated entities (including Majestic) under the Shared Services Agreement and/or by way of the payment of fees and commissions to Majestic for management, brokerage and other services.

         WHEREAS, certain of the Non-Payroll Executives (including, without limitation, Messrs. Brinberg, Kalish and Lundy) previously provided services to OLP for which a portion of their compensation was paid by OLP pursuant to allocated expense payments under the Shared Services Agreement and also provided brokerage and other services to OLP for which OLP paid brokerage or other fee payments to Majestic.

         WHEREAS, OLP and Majestic hereby desire to set forth a new comprehensive manner of payment for the Non-Payroll Executives as well as to quantify the payments to be due under the Shared Services Agreement and to memorialize certain services to be provided by Majestic.

         NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Term.

                  (a) Initial Term. This Agreement shall commence on the effective date hereof and shall remain in full force and effect until December 31, 2007 (the "Expiration Date") unless earlier terminated as hereinafter provided.

                  (b) Renewal Term. This Agreement shall automatically be renewed for each succeeding one year period thereafter; provided, however, that each renewal shall be at an annual Fee and an annual Fixed Allocation (as each term is hereinafter defined) which shall be mutually and reasonably agreeable to both OLP and Majestic.

         2. Continuing Services of the Non-Payroll Executives and Continuing Services of Majestic. (a) Unless otherwise specifically provided in this Agreement, all services and actions which Majestic is required or permitted to perform or take, or cause to be performed or taken, under this Agreement in connection with the Services (hereinafter defined) shall be performed or taken, as the case may be, on behalf of OLP and at OLP's sole expense.

         (b) The executive functions heretofore provided to OLP by the Non-Payroll Executives in their respective capacities (including, without limitation, the services of those Non-Payroll Executives that serve on the Acquisitions Committee of OLP, services of the Chief Financial Officer and other financial personnel, services of the senior legal officers and consulting services in respect of mortgage financings, sales and lease transactions) shall continue to be so provided by such Executives with it understood that these Executives shall henceforth be compensated directly by Majestic and not OLP (or indirectly by way of allocated expense payments from Majestic to affiliates other than OLP under the Shared Services Agreement) other than for the payments referred to in Section 4 below.

         (c) It is understood that certain of the Non-Payroll Executives (including, without limitation, Messrs. Brinberg, Kalish and Lundy) previously provided services to OLP for which a portion of their compensation was allocated to and paid by OLP pursuant to the Shared Services Agreement and also provided brokerage (including specifically mortgage, leasing and sales brokerage) and other services to OLP for which OLP paid brokerage or other fee payments to Majestic. Henceforth, such Non-Payroll Executives who are officers of OLP shall be deemed to be solely and directly providing their services (including the above noted brokerage type services) to OLP and not by way of consulting activities for Majestic on behalf of OLP. Majestic heretofore has provided certain services on behalf of OLP as listed below (the "Services") and such Services shall continue throughout the term of this Agreement:

                  (i) the management of properties owned by OLP or its subsidiaries or joint ventures which shall include (as appropriate):

                           I. billing for base rent
                           II. billing for CAM, real estate taxes and other additional rent III. collection of base and additional rent IV. payment of operating expenses, and V. supervising any repairs or other work required of OLP as landlord;

                  (ii) consulting and brokerage (as requested) in respect of the leasing of properties owned by OLP or its subsidiaries or joint ventures;

                  (iii) consulting and brokerage (as requested) in respect of the sale of properties owned by OLP or its subsidiaries or joint ventures;

                  (iv) consulting and construction supervision (as requested) in respect of the renovation of properties owned by OLP or its subsidiaries or joint ventures;

                  (v) consulting and construction supervision (as requested) in respect of the construction of new improvements on properties owned by OLP or its subsidiaries or joint ventures; and

                  (vi) as requested site visits and other acquisition support services in respect of properties potentially to be acquired.

         (d) Professionals and Contractors. To the extent OLP and Majestic deem necessary in connection with the Services, Majestic shall identify and enter into (on behalf of OLP but with the consent of an officer of OLP) contracts with architects, appraisers, tradesmen, construction firms, engineers, accountants, attorneys, tradesmen, sales broker, leasing broker, environmental consultants, mortgage brokers and other independent contractors (collectively, "Independent Contractors") to perform services. Majestic shall have no responsibility or liability to OLP or any other person for any act or omission, tortious or otherwise, of any such Independent Contractor.


         4. Compensation.

                  (a) Set-price Compensation. OLP shall pay to Majestic $2,125,000.00 per annum which shall include both the payment for the services of the Non-Payroll Executives as well as for the Services of Majestic hereunder. This sum shall be paid in equal monthly installments of $177,083.33.

                  (b) Items Which it is Expressly Understood OLP Shall not Pay Majestic For. Notwithstanding anything to the contrary set forth herein, it is understood and agreed that OLP shall not owe any additional compensation or fees to Majestic for any of the following:

                           (i) payroll and related benefits for the Non-Payroll Executives and related administrative and support staff; (ii) mortgage brokerage fees; (iii) leasing commissions; (iv) sales commissions; (v) construction supervisory fees; (vi) property management fees; and
                           (vii) travel expenses by any of the Non-Payroll Executives unless such travel has been requested by and the expenses are approved by the President of OLP.

The above notwithstanding, in the event that OLP shall determine to use Independent Contractors in respect of the sales, leasing or mortgage brokerage of a property, as a construction supervisor or a property manager or for third-party accounting, law firms, appraisers, engineers, environmental consultants and other third parties retained by OLP, then OLP shall directly pay such other parties pursuant to separate agreements.

                  (c) Agreement in Respect of Shared Services Agreement. In respect of that certain Shared Services Agreement dated as of January 1, 2002, by and between OLP, Majestic and various related entities including Gould Investors L.P. and BRT Realty Trust, it is understood and agreed:

                           (i) the payroll and benefits expenses associated with allocations for the time of the Non-Payroll Executives or any other affiliated personnel relating to the activities of OLP (other than those on the direct payroll of OLP) shall be paid by Majestic; and
                           (ii) the allocation which would be attributable to OLP for direct allocable expenses such as rent, telephone, computer services, internet usage, etc. under the Shared Services Agreement shall be paid by Majestic and OLP shall pay to Majestic a negotiated and fixed payment therefore at $175,000 for 2007 (the "Fixed Allocation").

                  (d) Understanding Regarding Certain Individuals' Compensation. OLP and Majestic understand and agree that:

                                            (i) Fredric H. Gould, the Chairman
                           of the Board of OLP, and who is to be paid an annual salary of $250,000 by OLP in 2007, is the sole shareholder of Majestic and participates in the profits of Majestic (which include both revenues from this Agreement as well as revenues for services provided to other affiliated and unaffiliated entities) and Fredric H. Gould receives salaries and/or participates in the profits from other affiliated entities.

                                            (ii) Each of Messrs. Brinberg,
                           Jeffrey A. Gould, Matthew J. Gould, Kalish, Lembo, Lundy and Rosenzweig also participate in the profits of Majestic and each of such persons receives salaries and/or participates in the profits from other affiliated entities;

                                            (iii) Each of the Non-Payroll
                           Executives is compensated directly by affiliated entities (whether it be Majestic or other affiliates) and to the extent such Executives are not directly compensated by Majestic then Majestic shall pay to such affiliates the allocated cost of the services (provided by such Executives to OLP) pursuant to the Shared Services Agreement; and
                                            (iv) It is intended that this
                           Agreement not affect the incentive compensation of the Non-Payroll Executives and Fredric H. Gould vis-a-vis restricted stock awards and/or option grants, each of which shall continue at the sole discretion of the Compensation Committee and the Board of Directors of OLP.

                  (e) Termination of Existing Consulting and Management Agreements. It is understood and agreed that various subsidiaries of OLP have entered into Consulting Agreements or Management Agreements with Majestic (the "Existing Agreements"). It is understood and agreed that all such Existing Agreements shall be deemed to terminate as of December 31, 2006.

                  (f) Agreement in Respect of Joint Ventures. It is understood and agreed that Majestic shall credit against the next forthcoming Fee payment to Majestic hereunder any management or other fees (as opposed to out of pocket expense reimbursements) received by Majestic from any joint venture in which OLP is a member; provided that this provision shall specifically exclude fees paid by the tenant in common on OLP's property located in Los Angeles, California to Majestic, which fees Majestic may retain without credit.

         5. Default - Termination. If either OLP or Majestic shall default in the performance of any of its material obligations under this Agreement, the other party (the "Non-Defaulting Party") shall provide the defaulting party (the "Recipient") with written notice thereof setting forth the nature of the default, and the Recipient shall have (i) five (5) days to cure a monetary default or (ii) thirty (30) days to cure a non-monetary default; provided, however, that if the nature of the alleged non-monetary default is such that it cannot reasonably be cured within thirty (30) days, the Recipient may cure such default by commencing in good faith to cure such default promptly after its receipt of such written notice and thereafter prosecuting the cure of such default to completion with diligence and continuity. If the Recipient does not cure the default within the grace period specified in the preceding sentence, the Non-Defaulting Party may elect to terminate this Agreement upon notice to the Recipient.

         6.       Indemnification.

                  (a) Scope of OLP's Indemnity of Majestic. OLP shall indemnify, defend and hold harmless Majestic, its principals, officers, directors, shareholders, trustees, partners and employees (individually and collectively, the "Majestic Indemnitees") from and against all liabilities, claims, suits, damages, judgments, costs and expenses of whatever nature (collectively, "Damages") to which the Majestic Indemnitees may become subject by reason of or arising out of any alleged injury to or death of any person(s), damage to property, loss of use of any property or otherwise in connection with the performance of Majestic's obligations under this Agreement. This indemnity shall include (without limitation) the obligation for OLP to indemnify and hold harmless Majestic for any agreements Majestic may enter into in its own name which relate to the operations of the Property and which were approved by an officer of OLP. OLP shall promptly reimburse the Majestic Indemnitees for all amounts which they or any of them are required to pay in connection with or in defense of any of the matters for which they or any of them are entitled to indemnification as set forth above.

                  (b) Matters Excluded from OLP's Indemnity of Majestic. Notwithstanding the foregoing, OLP shall not be required to indemnify, hold harmless or reimburse the Majestic Indemnitees with respect to any matter to the extent the same resulted from the willful malfeasance of the Majestic Indemnitees or any of them or actions taken by Majestic Indemnitees or any of them outside of the scope of Majestic's authority under this Agreement or in breach of Majestic's obligations under this Agreement.

                  (c) Majestic's Indemnity of OLP. Majestic agrees to indemnify, defend and hold harmless OLP, its principals, officers, directors, shareholders, trustees, partners and employees (collectively, the "OLP's Indemnitees") from any Damages for which the OLP's Indemnitees may become subject by reason of the willful malfeasance on the part of Majestic, its representatives or employees or arising out of any action taken by Majestic or its representatives or employees outside the scope of this Agreement, or by reason of Majestic's default under or breach of this Agreement.

                  (d) Effect of Insurance on Indemnities. Notwithstanding anything to the contrary contained herein, Majestic and OLP agree that to the extent reasonably possible each party's insurance policies will include a waiver of subrogation against the other party.

                  (e) Survival. The provisions of this Section shall survive the expiration or other termination of this Agreement.

         7. Timely Performance. OLP and Majestic shall each perform all of their respective obligations under this Agreement in a proper, prompt and timely manner. Each shall furnish the other with such information and assistance as the other may from time to time reasonably request in order to perform its responsibilities hereunder. OLP and Majestic each shall take all such actions as the other may from time to time reasonably request and otherwise cooperate with the other so as to avoid or minimize any delay or impairment of either party's performance of its obligations under this Agreement.

         8. Assignment.

                  (a) General. All of the terms of this Agreement, whether so expressed or not, shall be binding upon the respective successors and permitted assigns of the parties hereto and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

                  (b) Majestic May Not Assign. Notwithstanding the foregoing, Majestic may not assign this Agreement.

         9. Notices.

                  (a) General. Except as set forth in paragraph (b) below, any and all notices or other communications given under this Agreement shall be in writing and shall be deemed to have been properly given when delivered, if personally delivered, or upon the date sent if sent by Federal Express or other reputable overnight courier (return receipt requested), or two (2) days after mailed by certified mail, return receipt requested, and addressed to the parties at the following addresses:

                  If to OLP:            One Liberty Properties, Inc.
                                        60 Cutter Mill Road, Suite 303
                                        Great Neck, New York  11021
                                        Attn: Patrick J. Callan, Jr., President

                  With a Copy to:       Charles Biederman, Chairman of the
                                        Audit Committee
                                        5 Sunset Drive
                                        Englewood, CO 80110


                  If to Majestic:       Majestic Property Management Corp.
                                        60 Cutter Mill Road, Suite 303
                                        Great Neck, New York 11021
                                        Attn: Seth D. Kobay, President.

                  Either party may change its address for the giving of notices under this Agreement by delivering to the other party (10) days' prior written notice of such change of address. Any notice delivery of which is refused, or which cannot be delivered because of changed address of which no notice was given, shall be deemed to have been received as of the date when sent.

                  (b) Emergency Notices. Either party may give the other notice of emergency situations orally (personally, by telephone or otherwise) or by telecopy, telex, telegram or other method, provided that the party giving any emergency notice as provided above in this paragraph shall promptly confirm the same by written notice in accordance with subsection (a) above.

         10.      Miscellaneous.

                  (a) Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

                  (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  (c) Amendments. This Agreement may not be modified, amended or terminated, nor may any term or provision hereof by waived or discharged, except in writing signed by the party against whom such amendment, modification, termination, waiver or discharge is sought to be enforced.

                  (d) Severability. If any of the provisions of this Agreement shall to any extent be held invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  (e) Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) Gender. Any references in this Agreement to any one gender, masculine, feminine or neuter, includes the other two, and the singular includes the plural, and vice versa, unless the context otherwise requires.

                  (h) No Third Party Reliance. Notwithstanding anything to the contrary contained herein, this Agreement is intended for OLP and Majestic only and may not be relied upon by any third party for any reason.

                  (l) Arbitration. In the event of dispute between the parties with respect to this Agreement, then each party shall have the right to submit such dispute to arbitration, which shall be conducted in Manhattan or Nassau County, New York in accordance with the commercial arbitration rules (expedited procedures) of the American Arbitration Association, except that the provisions of this Section 10(l) shall supersede any conflicting or inconsistent provisions of said rules. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute, and that said dispute shall be determined by a panel of three (3) arbitrators in accordance with this Section 10(l). Each party shall appoint one arbitrator within five (5) business days after the giving and receipt, as applicable, of notice by each party. If any party shall fail timely to appoint an arbitrator, the appointed arbitrator shall select the arbitrator in such party's stead, who shall be impartial, within five (5) days after such party's failure to appoint. The arbitrators so appointed shall meet and shall jointly appoint a third impartial arbitrator, and the arbitrators shall, if possible, determine such matter within ten (10) days after the other arbitrator is appointed, if applicable, and their determination shall be binding on the parties. If for any reason such arbitrators fail to agree on the appointment of a third arbitrator within such period of ten (10) days, then any party may request Endispute/Jams (or any organization which is the successor thereto or any other arbitration or mediation organization, including, without limitation, the AAA) to appoint an arbitrator that is an active or retired state or federal judge who shall be impartial within seven (7) days of such request and both parties shall be bound by any appointments so made within such seven (7)-day period. the third arbitrator (and the second arbitrator if selected by the other arbitrator as provided above) only, shall subscribe and swear or affirm to an oath to fairly and impartially to determine such dispute. Within seven (7) days after the third arbitrator has been appointed, the first two arbitrators shall submit their respective determinations to the third arbitrator who must select one or the other of such determinations (whichever the third arbitrator believes to be correct or closest to a correct determination) within seven (7) days after the first two arbitrators shall have submitted their respective determinations to the third arbitrator, and the selection so made shall in all cases be binding upon the parties, and judgment upon such decision may be entered into any court having jurisdiction. In the event of the failure, refusal or inability of an arbitrator to act, a successor shall be appointed within ten (10) days as hereinbefore provided. The third arbitrator shall be an active or retired state or federal judge experienced with commercial real estate matters and shall schedule a hearing where the parties and their advocates shall have the right to present evidence, call witnesses and experts and cross-examine the other party's witnesses and experts. Either party shall have the right, at any time, to make a motion to the third arbitrator to grant summary judgment as to any question of law. The arbitrators shall be bound by the terms of this Agreement and shall not have the power to add to, subtract from, or otherwise modify such provisions in this Agreement. The substantially losing party shall pay the fees and expenses for such arbitration.


IN WITNESS WHEREOF, OLP and Majestic each have caused this instrument to be executed as of the day and year first above written.


ONE LIBERTY PROPERTIES, INC.           MAJESTIC PROPERTY MANAGEMENT CORP.

By:  /s/ Patrck J. Callan              By:  /s/ Seth D. Kobay
    -----------------------                 -----------------                -
    Patrick J. Callan, Jr.                  Seth D. Kobay
    President                               President